Short Term Bank Loans and Banking Facilities	12 Months Ended
Mar. 31, 2015
Debt Disclosure [Abstract]
Short Term Bank Loans and Banking Facilities
14.	SHORT TERM BANK LOANS AND BANKING FACILITIES

Global-Tech has provided a bank with: (i) an unlimited corporate guarantee for general banking facilities granted to certain subsidiaries of the Company; and (ii) a security agreement over bank deposits in aggregate of HK$10.0 million (equivalent to US$1,289,557) for general banking facilities granted to a subsidiary of the Company without obtaining written consent of the bank for general facilities granted to its Hong Kong subsidiaries. The Company has made deposits to banks as security for credit facilities granted to the PRC subsidiaries, including bank loans and bills payable. As of March 31, 2015, the Company has pledged certain of its buildings situated in Mainland China with total area of 80,810 square meters to a bank to secure credit facilities to the Company.

The Company has credit facilities with a number of banks amounting to the equivalent of US$17,848,862 and US$13,212,260 as of March 31, 2015 and 2014 respectively. Of these amounts, HK$10.0 million (equivalent to US$1,289,557) and HK$10.0 million (equivalent to US$1,289,108) were denominated in Hong Kong dollars as of March 31, 2015 and 2014, respectively.

Of the credit facilities, the Company utilized an equivalent amount of US$10,283,119 as of March 31, 2015 compared to an equivalent amount of US$7,280,676 utilized as of March 31, 2014.

Banking facilities of amount equivalent to US$7,565,743 and US$5,931,584 remained unutilized as of March 31, 2015 and 2014, respectively.

The weighted average interest rate of the bank loans for the years ended March 31, 2015 and 2014 was 0.73% and 0.55% per annum respectively with an average maturity of 38 and 74 days from March 31, 2015 and 2014, respectively.